                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 13, 2002



                           OraSure Technologies, Inc.
                           --------------------------
                 (Exact name of issuer as specified in charter)



              DELAWARE                  1-10492                 36-4370966
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation or               file                 Identification
          Organization)                  number)                 Number)



                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

OraSure Technologies, Inc. (the "Company") issued a press release on May 13, 2002, announcing receipt of notification from the U.S. Food and Drug Administration that the OraQuick(R) Rapid HIV-1 Antibody Test is approvable, subject to the Company meeting certain conditions. A copy of the press release is attached to this Report as Exhibit 99 and is incorporated herein by reference.

Item 7. - Financial Statements and Exhibits.

     (c)   Exhibits.

     Exhibits are listed on the attached exhibit index following the signature page of this Report.

     Signatures

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         OraSure Technologies, Inc.

Date: May 13, 2002                       By: /s/ Jack E. Jerrett
                                             -----------------------------------
                                             Jack E. Jerrett
                                             Vice President, General Counsel
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit
-------

99 Press Release issued May 13, 2002 by the Company announcing receipt of notification from the U.S. Food and Drug Administration that the OraQuick(R) Rapid HIV-1 Antibody Test is approvable, subject to the Company meeting certain conditions.